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                                                                    Exhibit 10.4

                                JOINDER AGREEMENT

         This Joinder Agreement (this "Agreement") is by and between VI ACQUISITION CORP.., a Delaware corporation (the "Company") and WIND POINT V EXECUTIVE ADVISOR PARTNERS, L.P. , a Delaware limited partnership ("WPVEAP").

                                    RECITALS

         A. Wind Point Partners V, L.P., a Delaware limited partnership ("Wind Point"), is a stockholder of the Company and an affiliate of WPVEAP.

         B. Wind Point purchased stock of the Company pursuant to that certain Stock Purchase Agreement dated as of June 13, 2003, by and among the Company, Wind Point, and the other parties thereto (the "Purchase Agreement"). Wind Point also purchased stock of the Company pursuant to that certain Subscription Agreement dated as of July 31, 2003, by and among the Company, Wind Point and the other parties thereto (the "Subscription Agreement").

         C. Effective December 1, 2003, Wind Point has transferred to WPVEAP 4,100 shares of the Company's Common Stock, par value $0.0001 per share ("Common Stock") and 235.005 shares of the Company's Series A Preferred Stock, par value $0.0001 per share ("Preferred Stock," and the shares so transferred, the "Transferred Shares"), as permitted under that certain Stockholders Agreement dated June 13, 2003 by and among the Company, Wind Point, and the other parties thereto (the "Stockholders Agreement"). Of the Transferred Shares,
234.035 shares of Preferred Stock and 4,079 shares of Common Stock were originally purchased by Wind Point pursuant to the Purchase Agreement, and 0.970 shares of Preferred Stock and 21 shares of Common Stock were originally purchased by Wind Point pursuant to the Subscription Agreement.

         D. The Company has consented to WPVEAP becoming a party to the Purchase Agreement, the Stockholders Agreement and that certain Registration Rights Agreement dated June 13, 2003 by and among the Company, Wind Point, and the other parties thereto (the "Registration Agreement"), by execution of this Joinder Agreement.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

         1.       Purchase Agreement

                  a. Pursuant to Section 6.05 of the Purchase Agreement, WPVEAP is hereby made a party to the Purchase Agreement in the capacity of an "Investor" (as such term is defined in the Purchase Agreement), and WPVEAP hereby agrees to be bound by all of the terms and conditions set forth in the Registration Agreement applicable to WPVEAP as an Investor, and that the Transferred Shares are "Stock" (as defined in the Purchase Agreement).

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                  b.       The Company agrees that the definition of "WPP" in
the Purchase Agreement shall be deemed to include WPVEAP, collectively with the other persons already included in such definition.

                  c. WPVEAP shall execute a signature page to the Purchase Agreement in the form attached hereto as Schedule 1.c., which signature page shall be attached to and made a part of the Purchase Agreement.

                  d. Exhibit C to the Purchase Agreement shall hereby be replaced with the form of Exhibit C set forth on Schedule 1.d. attached hereto.

         2.       Stockholders Agreement

                  a. WPVEAP is hereby made a party to the Stockholders Agreement in the capacity of an "Investor" and a "Stockholder" (as such terms are defined in the Stockholders Agreement), and WPVEAP hereby agrees to be bound by all of the terms and conditions set forth in the Stockholders Agreement applicable to it as an Investor and a Stockholder, as to all shares purchased under the Senior Management Agreement.

                  b. The Company agrees that the definition of "WPP" in the Stockholders Agreement shall be deemed to include WPVEAP and WPP, jointly.

                  c. WPVEAP shall execute a signature page to the Stockholders Agreement in the form attached hereto as Schedule 2, which signature page shall be attached to and made a part of the Stockholders Agreement.

         3.       Registration Rights Agreement

                  a. WPVEAP is hereby made a party to the Registration Agreement in the capacity of an "Investor" (as such term is defined in the Registration Agreement), and WPVEAP hereby agrees to be bound by all of the terms and conditions set forth in the Registration Agreement applicable to WPVEAP as an Investor, and that the Transferred Shares are "Investor Registrable Securities" (as defined in the Registration Agreement).

                  b. WPVEAP shall execute a signature page to the Registration Rights Agreement in the form attached hereto as Schedule 3.b., which signature page shall be attached to and made a part of the Registration Rights Agreement.

                  c. The Schedule of Security Holders to the Registration Rights Agreement shall hereby be replaced with Schedule 3.c attached hereto.

         4. The Agreement is binding upon the parties hereto and their permitted successors and assigns.

                                       2
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         5.       This Agreement may be executed in one or more counterparts, and by facsimile signature, each of which shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument.

         6. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the 1st day of December, 2003.

VI ACQUISITION CORP.                        WIND POINT V EXECUTIVE ADVISOR
                                            PARTNERS, L.P.

                                            By: Wind Point Investors V, L.P.,
By: /s/ Debra Koenig                        Its: General Partner
    ----------------------------
    Debra Koenig, Executive Vice
    President

                                                  By: Wind Point Advisors, LLC,
                                                  Its: General Partner

                                            By: /s/ Jeffrey A. Gonyo
                                                -----------------------
                                            Name: Jeffrey A. Gonyo
                                            Its: Managing Member

                                       3
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                                  SCHEDULE 1.C.

WIND POINT V EXECUTIVE ADVISOR PARTNERS, L.P.

By: Wind Point Investors V, L.P.,
Its: General Partner

         By: Wind Point Advisors, LLC,
         Its: General Partner

By: /s/ Jeffrey A. Gonyo
    ----------------------------------
Name: Jeffrey A. Gonyo
      --------------------------------
Its: Managing Member

                              VI Acquisition Corp.
                            Stock Purchase Agreement
                         Investor Joinder Signature Page

                                   SCHEDULE 2

WIND POINT V EXECUTIVE ADVISOR PARTNERS, L.P.

By: Wind Point Investors V, L.P.,
Its: General Partner

         By: Wind Point Advisors, LLC,
         Its: General Partner

By: /s/ Jeffrey A. Gonyo
    ----------------------------------
Name: Jeffrey A. Gonyo
      --------------------------------
Its: Managing Member

                              VI Acquisition Corp.
                             Stockholders Agreement
                             Joinder Signature Page

                                  SCHEDULE 3.B.

WIND POINT V EXECUTIVE ADVISOR PARTNERS, L.P.

By: Wind Point Investors V, L.P.,
Its: General Partner

         By: Wind Point Advisors, LLC,
         Its: General Partner

By: /s/ Jeffrey A. Gonyo
    ----------------------------
Name: Jeffrey A. Gonyo
      --------------------------
Its: Managing Member

                              VI Acquisition Corp.
                             Stockholders Agreement
                             Joinder Signature Page

                                  SCHEDULE 3.C

                          SCHEDULE OF SECURITY HOLDERS

WIND POINT PARTNERS IV, L.P.
WIND POINT PARTNERS V, L.P.
WIND POINT IV EXECUTIVE ADVISOR PARTNERS, L.P.
WIND POINT V EXECUTIVE ADVISOR PARTNERS, L.P.
WIND POINT ASSOCIATES IV, LLC
676 N. Michigan Avenue, Suite 3700
Chicago, IL 60611
Fax: (312) 255-4820
Tel.: (312) 255-4800
Attn.: Michael J. Solot

With a copy to:

Sachnoff & Weaver, Ltd.
30 S. Wacker Drive, 29th Floor
Chicago, Illinois 60606
Fax: (312) 207-1000
Tel: (312) 207-6400
Attn: Seth M. Hemming, Esq.

MID OAKS INVESTMENTS LLC
750 Lake Cook Road, Suite 440
Buffalo Grove, Illinois 60089
Fax: (847) 215-3421
Tel: (847) 215-3420
Attn: Wayne C. Kocourek

With a copy to:

Altheimer & Gray
10 South Wacker Drive
Chicago, Illinois  60606-7462
Fax: (312) 715-4800
Tel: (312) 715-4050
Attn: David W. Schoenberg

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Schedule of Security Holders, cont'd --

A.G. EDWARDS PRIVATE EQUITY PARTNERS QP II, L.P.
A.G. EDWARDS PRIVATE EQUITY PARTNERS II, L.P.
A.G. Edwards Capital, Inc.
One North Jefferson
St. Louis, MO  63103
Fax: (314) 955-8095
Tel: (314) 955-3971
Attn: Patricia A. Dahl

DEBRA KOENIG
7 S. 710 Donwood Drive
Naperville, IL 60540

WALTER VAN BENTHUYSEN
17 Tartan Lakes Ct.
Westmont, IL 60559